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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): June 21, 2001



                          @TRACK COMMUNICATIONS, INC.
              (Exact Name of Registrant as Specified in Charter)

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          DELAWARE                           0-26140                        51-0352879
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
(State or Other Jurisdiction of          (Commission File                (I.R.S. Employer
 Incorporation or Organization)              Number)                  Identification Number)
============================================================================================
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                    1155 Kas Drive, Richardson, Texas 75081
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code:  (972) 301-2000



                                Not applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 1.   Changes in Control of Registrant
Item 2.   Acquisition or Disposition of Assets

     On June 21, 2001, @Track Communications, Inc. (the "Company") consummated the stock issuance transactions approved by the Company's stockholders at the annual meeting on June 4, 2001. As a result of the closing of transactions contemplated by that certain Stock Purchase and Exchange Agreement by and among the Company, Minorplanet Systems PLC, a United Kingdom public limited company ("Minorplanet"), and Mackay Shields LLC, dated February 14, 2001 (the "Purchase Agreement"), the Company issued 30,000,000 shares of the its common stock (post reverse stock split) in a change of control transaction to Minorplanet, which is now the majority stockholder of the Company. In exchange for this stock issuance, Minorplanet paid the Company $10,000,000 in cash and transferred to the Company all of the shares of its wholly-owned subsidiary, Minorplanet Limited, which holds an exclusive, royalty-free, 99-year license to market, sale and operate Minorplanet's vehicle management information technology in the United States, Canada and Mexico. Minorplanet raised the $10,000,000 cash proceeds from a private placement of its shares in the United Kingdom. Minorplanet now beneficially owns approximately 62.4% of the outstanding shares of the Company's common stock (on a non-fully diluted basis), which is now the sole voting security of the Company.

     Pursuant to the Purchase Agreement, the Company appointed two additional directors to the Company's board of directors that were designated by
Minorplanet: Messrs. Robert Kelly and Andrew Tillman. The Purchase Agreement provides that Minorplanet has the right to designate two of the seven directors in the future (the "Investor Directors"), and to maintain proportionate representation on the Board of Directors and its Committees. However, given Minorplanet's current ownership, it has the right to elect all seven directors if it decides to do so in the future. In addition, the Purchase Agreement also provides that so long as Minorplanet has the right to designate Investor Directors (i.e., it owns at least 5% of the outstanding common stock of the Company), none of the following actions may be taken unless approved by all of the Investor Directors:

     . any capital expenditure by the Company that is not contemplated in any current annual budget which exceeds $200,000;

     . the hiring and firing of any Company officer or senior executive reporting to the chief executive officer who has an annual salary of $130,000 or more, or entering into employment agreements with these individuals or amendments to existing agreements;

     . the direct or indirect redemption, purchase or making of any payments with respect to stock appreciation rights and similar types of stock plans;

     . the sale, lease or transfer of any assets of the Company representing 5% or more of the Company's consolidated assets, or the merger, consolidation, recapitalization, reclassification or other changes to the capital stock of the Company;
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     .    except as required under law, the taking or instituting of bankruptcy or similar proceedings;

     . the issuance, purchase, acquisition or redemption of any capital stock or any notes or debt convertible into equity;

     .    the acquisition of another entity;

     . the entering into any agreement or contract which commits the Company to pay more than $200,000;

     . the amendment of the Company's Certificate of Incorporation or Bylaws that would adversely affect holders of the Company's common stock or Minorplanet's rights under the Purchase Agreement;

     .    the exiting of, or entering into a different line of business;

     . the incurrence of any indebtedness or liability or the making of any loan except in the ordinary course of business;

     .    the placing of any lien on the Company's assets or properties; or

     . the adoption or implementation of any anti-takeover provision that would adversely affect Minorplanet.

     As part of this recapitalization, the Company also closed an Exchange Offer to the holders of its 13 3/4% Senior Notes due 2005 ("Senior Notes"). The Company issued approximately 12,670,000 shares of its common stock to holders of its Senior Notes who accepted the Exchange Offer, in exchange for the cancellation of Senior Notes with an aggregate principal amount of $80,022,000. The total principal amount of Senior Notes that remains outstanding is $14,333,000. Prior to the consummation of the Exchange Offer, the majority holder consented to, and the Company entered into, the First Supplemental Indenture to the Indenture dated September 23, 1997, which eliminated many of the restrictive covenants contained in the Indenture. The First Supplemental Indenture is attached hereto as Exhibit 4.1.

     In connection with the above stock issuance transactions, the Company amended its Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares, and adopted a Restated Certificate of Incorporation (which is attached hereto as Exhibit 3.1), as well as adopted its Second Amended and Restated Bylaws (which are also attached hereto as Exhibit 3.2).

     A copy of the press release relating to the closing of these transactions is attached hereto as Exhibit 99.1, and unaudited consolidated pro forma financial statements of the Company (reflecting the transactions) are attached hereto as Exhibit 99.2.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

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
(a)   Not applicable.

(b) The pro forma financial information required pursuant to Article 11 of Regulation S-X is furnished and filed as Exhibit 99.2 to this Report and is incorporated herein by reference thereto.

(c)   Exhibits.

       3.1  Restated Certificate of Incorporation of the Company
       3.2  Second Amended and Restated Bylaws of the Company
       4.1  First Supplemental Indenture dated June 20, 2001, by and between the
            Company and The Chase Manhattan Bank, National Association, Trustee, to
            the Indenture dated September 23, 1997.
      10.1  Exclusive License and Distribution Agreement by and between Minorplanet
            Limited (to be re-named Caren (292) Limited) and Mislex (302) Limited (to be re-named @Track Communications (UK) Limited), dated June 13, 2001
      10.2  Employment Agreement by and between the Company and Jana A. Bell, dated
            June 21, 2001.
      10.3  Employment Agreement by and between the Company and W. Michael Smith, dated June 21, 2001.
      10.4  Employment Agreement by and between the Company and Robert LaMere, dated
            June 21, 2001.
      10.5  Employment Agreement by and between the Company and Todd A. Felker, dated
            June 21, 2001.
      10.6  Employment Agreement by and between the Company and J. Raymond Bilbao, dated June 21, 2001.
      10.7  Employment Agreement by and between the Company and Marshall Lamm, dated
            June 21, 2001.
      99.1  Press Release dated June 22, 2001
      99.2  Unaudited Consolidated Pro Forma Financial Statements of the Company (Minorplanet
            and Exchange Offer transactions)

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              @TRACK COMMUNICATIONS, INC.



                                 /s/ W. Michael Smith
                                 --------------------
                                 W. Michael Smith
                                 Executive Vice President,
                                 Chief Financial Officer and Treasurer


Date: June 29, 2001

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                                  Exhibit List

 3.1  Restated Certificate of Incorporation of the Company
 3.2  Second Amended and Restated Bylaws of the Company
 4.1 First Supplemental Indenture dated June 20, 2001, by and between the Company and The Chase Manhattan Bank, National Association, Trustee, to the Indenture dated September 23, 1997.
10.1 Exclusive License and Distribution Agreement by and between Minorplanet Limited (to be re-named Caren (292) Limited) and Mislex (302) Limited (to be re-named @Track Communications (UK) Limited), dated June 13, 2001
10.2 Employment Agreement by and between the Company and Jana A. Bell, dated June 21, 2001.
10.3 Employment Agreement by and between the Company and W. Michael Smith, dated June 21, 2001.
10.4 Employment Agreement by and between the Company and Robert LaMere, dated June 21, 2001.
10.5 Employment Agreement by and between the Company and Todd A. Felker, dated June 21, 2001.
10.6 Employment Agreement by and between the Company and J. Raymond Bilbao, dated June 21, 2001.
10.7 Employment Agreement by and between the Company and Marshall Lamm, dated June 21, 2001.
99.1  Press Release dated June 22, 2001
99.2 Unaudited Consolidated Pro Forma Financial Statements of the Company (Minorplanet and Exchange Offer transactions)

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